EXHIBIT 10.29

FORM OF CALL OPTION AGREEMENT

THIS CALL OPTION AGREEMENT (this “Agreement”) is made as of                     , 200    , by and between                      (“Seller”) and Madison River Telephone Company, LLC, a Delaware limited liability company (“Buyer” or the “Company”).

WHEREAS, Seller desires to obtain funding to pay down certain indebtedness (the “Indebtedness”) of ORVS Madison River, LLC, a Delaware limited liability company of which Seller owns a 25% interest (“ORVS”), which Indebtedness Seller has personally guaranteed;

WHEREAS, to induce Buyer (a) to acquire from ORVS certain Class A Units (as defined in the Company’s Amended and Restated Limited Liability Company Agreement, as amended from time to time) of the Company owned by ORVS, and thereby provide ORVS a portion of the funds necessary to pay down the Indebtedness and (b) to cause Madison River Capital, LLC, a Delaware limited liability company and subsidiary of Buyer (“Capital”), to loan to Seller additional funds pursuant to a non-recourse demand note issued by Seller to Capital, dated as of the date hereof (the “Note”), Seller desires to grant to Buyer the unconditional and irrevocable option to acquire, free and clear of all liens, claims and encumbrances (“Liens”) created by Seller and otherwise in accordance with the terms and conditions contained herein, 100% of (i) the 380,900 Class A Units acquired by Seller using the proceeds of the Note and pursuant to the Acquisition Agreement by and among ORVS, Seller and others, dated as of the date hereof (such Class A Units, the “Acquired Units”, such Acquisition Agreement, the “Acquisition Agreement”), and (ii) all other Units or other interests in the Company received by Seller by way of, or in connection with, any dividend, split, combination, exchange, conversion, merger, consolidation, recapitalization, or other reorganization affecting the Acquired Units (collectively, the “Interest”).

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Call Option.

(a) At any time after the date hereof, Buyer shall have the irrevocable and unconditional option to acquire all of the Interest (the “Call Option”) at the Call Option Price (as defined below) by giving Seller at least two (2) days’ prior written notice (the “Call Option Notice”) of its exercise of the Call Option.

(b) The closing of the acquisition pursuant to the Call Option shall take place on the date designated by Buyer on the Call Option Notice, which date shall not be more than 30 days nor less than two days after the delivery of the Call Option Notice. The Buyer may, at its option, pay for the securities to be acquired pursuant to the Call Option by (i) assuming or offsetting amounts outstanding under the Note, (ii) offsetting amounts outstanding under any other bona fide debts owed by Seller to the Buyer or any of its affiliates or (iii) delivery of a certified or cashier’s check or wire transfer of funds.

2. Call Option Price. The “Call Option Price” is equal to the outstanding principal amount of the Note, together with accrued and unpaid interest thereon, at the time Buyer delivers the Call Option Notice.

3. WAIVER OF DEFENSES. SELLER HEREBY ACKNOWLEDGES AND AGREES THAT THE EXECUTION AND DELIVERY OF THIS AGREEMENT (INCLUDING THE WAIVER OF ALL DEFENSES TO THE BUYER’S EXERCISE OF THE CALL OPTION) CONSTITUTES A MATERIAL INDUCEMENT TO BUYER TO ACQUIRE CERTAIN CLASS A UNITS OF THE COMPANY FROM ORVS PURSUANT TO THE ACQUISITION AGREEMENT AND TO CAUSE CAPITAL TO LOAN TO SELLER ADDITIONAL FUNDS PURSUANT TO THE NOTE, AND THAT SELLER’S AGREEMENT TO GRANT THE CALL OPTION RIGHTS HEREUNDER IS AND WAS IN PARTIAL CONSIDERATION OF THE GRANT. THEREFORE, SELLER HEREBY AGREES (FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS) THAT IT WILL HAVE NO, AND HEREBY KNOWINGLY WAIVES (FOR ITSELF, ITS SUCCESSORS AND ASSIGNS) EACH AND EVERY, DEFENSE THAT SELLER (OR ANY OF ITS SUCCESSORS OR ASSIGNS) HAS OR MAY IN THE FUTURE HAVE TO THE DELIVERY TO THE BUYER (AGAINST TENDER OF THE CALL OPTION PRICE BY THE BUYER TO THE SELLER) OF THE INTEREST, FREE AND CLEAR OF ALL LIENS CREATED BY SELLER AND ITS SUCCESSORS AND ASSIGNS, UPON DELIVERY OF THE CALL OPTION NOTICE IN ACCORDANCE WITH THE TERMS HEREOF. IN ADDITION, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER AGREES THAT THE OBLIGATIONS OF SELLER HEREUNDER SHALL NOT BE RELEASED OR DISCHARGED, IN WHOLE OR IN PART, OR OTHERWISE BE AFFECTED BY (I) ANY BANKRUPTCY, INSOLVENCY, LIQUIDATION, DISSOLUTION, SALE OF ASSETS, CONSOLIDATION, RESTRUCTURING OR REORGANIZATION OF BUYER OR SELLER (IT BEING UNDERSTOOD AND AGREED THAT IN ANY SUCH EVENT, BUYER SHALL STILL HAVE THE RIGHT TO EXERCISE THE CALL OPTION IN ACCORDANCE WITH THE PROVISIONS HEREOF); (II) THE FAILURE OF THE BUYER TO ASSERT ANY CLAIM OR DEMAND OR TO ENFORCE ANY RIGHT OR REMEDY AGAINST SELLER OR ANY OTHER ENTITY OR OTHER PERSON; (III) ANY ACT OR OMISSION WHICH MIGHT IN ANY MANNER OR TO ANY EXTENT UNDER ANY THEORY OF LAW OR EQUITY VARY THE RISKS, RIGHTS, OBLIGATIONS, LIABILITIES, OPPORTUNITIES, ASSETS OR OTHER ATTRIBUTES OF BUYER, WHICH MAY BE DONE WITHOUT NOTICE TO SELLER; OR (IV) ANY OBLIGATIONS, DEBTS OR AMOUNTS OWING TO SELLER OR ANY OF ITS AFFILIATES FROM BUYER OR ANY OF ITS AFFILIATES FOR ANY REASON WHATSOEVER. THE WAIVERS CONTAINED IN THIS SECTION 3 ARE INTENDED BY THE PARTIES TO BE FINAL, COMPLETE, IRREVOCABLE AND UNCONDITIONAL WAIVERS OF ANY AND ALL DEFENSES BY SELLER, ITS SUCCESSOR AND ASSIGNS TO THE PROMPT DELIVERY BY SELLER, ITS SUCCESSORS AND ASSIGNS TO THE BUYER OF THE INTEREST FREE AND CLEAR OF ALL LIENS CREATED BY SELLER AND ITS SUCCESSORS AND

ASSIGNS ON THE CALL OPTION CLOSING. THE OBLIGATIONS, WAIVERS AND AGREEMENTS OF SELLER HEREUNDER ARE BINDING UPON EACH OF SELLER’S SUCCESSORS AND ASSIGNS IN THE SAME MANNER IN WHICH SUCH OBLIGATIONS, WAIVERS AND AGREEMENTS ARE BINDING UPON SELLER. SELLER’S OBLIGATIONS HEREUNDER TO DELIVER THE INTEREST AT THE CLOSING OF THE CALL OPTION IS CONDITIONED ON PRIOR DELIVERY OF THE CALL OPTION NOTICE AND TENDER BY THE PURCHASER OF THE CALL OPTION PRICE AT THE CALL OPTION CLOSING.

4. Further Assurances. Seller shall execute and deliver such further, instruments of conveyance and transfer and take such additional action as the Buyer may at any time reasonably request to effect, consummate, confirm or evidence the transfer to the Buyer of the Interest, and Seller shall execute such documents as may be reasonably necessary to assist the Buyer in preserving or perfecting its rights in the Interest.

5. Headings; Grammatical Usage. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” shall mean “including, without limitation.”

6. Notices. Any notices or other communications required or permitted hereunder shall be given in writing and shall be delivered or sent by certified or registered mail, or by telecopy or other means of facsimile transmission, or by overnight mail service addressed as follows:

If to Seller, to:

If to Buyer, to:

Madison River Telephone Company, LLC

P.O. Box 430

103 South Fifth Street

Mebane, North Carolina 27302

919-563-4993 (Fax)

Attention:

or to such other address as shall be furnished in writing by such party, and any such notice or communication shall be deemed effective (a) on the day sent if by telecopy or other facsimile transmission; (b) on the next business day following delivery to the courier if sent by overnight mail service confirmed by the courier to have been delivered to the recipient’s address; and (c) two business days following delivery to the post office if sent by registered or certified mail confirmed by the post office to have been delivered to the recipient’s address.

7. Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns; provided, that Seller may only assign this Agreement and any of its rights, interests, or obligations hereunder with the written consent of Buyer.

8. Complete Agreement. This Agreement contains the entire understanding of the parties with respect to the matters contemplated hereby and supersedes all prior arrangements or understandings with respect thereto.

9. Modifications, Amendments and Waivers. This Agreement may be amended, modified or supplemented only by the written agreement of each of the parties hereto.

10. Counterparts. This Agreement may be executed in two or more counterparts, all of which taken together shall be considered one and the same instrument and each of which shall be deemed an original.

11. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Agreement, even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

12. Severability. This Agreement shall be deemed severable. Whenever possible, each provision and term of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable laws, but if any provision or term of this Agreement shall be held to be prohibited by or invalid under such applicable law, then such provision or term shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement; provided, however, that if a court of competent jurisdiction shall find that any provision or term contained herein are not valid or enforceable, such court shall have the power to reduce the scope of any such provision or term to the extent necessary to make such provision or term valid and enforceable.

13. Remedies. The Buyer shall be entitled to enforce its rights under this Agreement specifically to recover damages by reason of any breach of any provision or term of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that the Interest is unique property, and that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Buyer may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement. Buyer shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Buyer, and then only to the extent therein set forth. A waiver by Buyer of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Buyer would otherwise have on any future occasion. The single or partial exercise of any right, power, remedy or privilege shall not preclude Buyer from then or thereafter exercising any other or additional rights, powers, remedies or privileges, all of the same being cumulative and not exclusive of any rights, powers, remedies or privileges provided by law or in equity or any other agreement.

* * * * *

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Call Option Agreement as of the day and year first above written.

MADISON RIVER TELEPHONE COMPANY, LLC

By:
Its: